Exhibit 23





                          INDEPENDENT AUDITORS' CONSENT




     We consent to the incorporation by reference in Registration Statement
Nos. 33-27132 and 33-58349 on Forms S-8 and Registration Statement No. 33-53127, as amended, on Form S-3 of South Jersey Industries, Inc. of our reports dated February 12, 1999, appearing in and incorporated by reference in this Annual Report on Form 10-K of South Jersey Industries, Inc. for the year ended December 31, 1998.





DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
March 26, 1999